Exhibit 99.1

Payoneer Reports Third Quarter 2023 Financial Results

Delivers another quarter of record revenue, up 31% year-over-year

Reiterates 2023 revenue guidance and raises adjusted EBITDA guidance

NEW YORK – November 8, 2023 – Payoneer Global Inc. (“Payoneer” or the “Company”) (NASDAQ: PAYO), the financial technology company empowering the world’s small and medium sized businesses to transact, do business and grow globally, today reported financial results for its third quarter ended September 30, 2023.

Third Quarter 2023 Financial Highlights

($ in mm)	3Q 2022	4Q 2022	1Q 2023	2Q 2023	3Q 2023	YoY Change
Revenue	$158.9	$183.6	$192.0	$206.7	$208.0	31%
Transaction costs as a % of revenue	17.6%	16.6%	14.1%	13.8%	14.6%	(300 bps)
Revenue less transaction costs	$130.9	$153.2	$164.9	$178.2	$177.6	36%
Net income (loss)	(26.5)	(10.2)	7.9	45.5	12.8	n.m.
Adjusted EBITDA	12.7	10.6	38.8	56.0	58.2	357%

Operational Metrics
Active Ideal Customer Profiles (ICPs) ('000s)[1]	479	488	491	495	502	5%
Volume ($bn)	$15.1	$16.9	$15.7	$15.8	$16.8	11%
Revenue as a % of volume ("Take Rate")	105 bps	109 bps	122 bps	131 bps	124 bps	19 bps

1.	Active ICPs are defined as customers with a Payoneer Account that have on average over $500 a month in volume and were active over the trailing twelve-month period.

“Payoneer’s active ICP and revenue growth year-over-year, along with significantly expanding profitability, underscores our progress and conviction in the strategy we laid out at our investor day in September,” said John Caplan, Chief Executive Officer of Payoneer. “Global small- and medium-sized businesses need a borderless financial stack to grow and scale and Payoneer is making strategic investments in our platform and ecosystem of partnerships to better serve their needs. Our focus remains on our ICPs and adding to our financial stack to drive durable, profitable revenue growth.”

“We are reiterating our full year 2023 revenue guidance,” said Bea Ordonez, Chief Financial Officer. “We are steadily increasing active ICPs, improving monetization of customers, and cross selling our product suite. We are raising our 2023 adjusted EBITDA guidance to $200 million at the midpoint. This implies a 24% adjusted EBITDA margin for 2023 and demonstrates our commitment to driving operating leverage even as we accelerate investments in our product roadmap, customer experience, and global licensing framework.”

Note: The Company cannot reconcile its expected 2023 adjusted EBITDA to expected 2023 net income without unreasonable effort because certain items that impact net income and other reconciling metrics are out of the Company’s control and/or cannot be reasonably predicted at this time, which unavailable information could have a significant impact on the Company’s GAAP financial results.

Third Quarter 2023 Business Highlights (unless noted otherwise)

•	5% active ICP growth year-over-year, including 17% growth in our larger ICPs, or those who have on average over $10k a month in volume
•	In October 2023, announced a collaboration with Etsy to support its expansion of Etsy Payments into emerging markets
•	Total B2B volume increased 1% year-over-year; excluding the impact of customers proactively exited in 3Q22, B2B volume increased 6%
o	In APAC, SAMEA, and Latin America, where we predominantly serve outsourcing and services businesses, B2B volume grew 23% year-over-year
•	Launched Shopify native Payoneer Checkout capabilities to improve the consumer shopping experience and Payoneer’s merchant conversion rates
•	Implemented bank feed integration with QuickBooks to increase efficiency and interoperability for customers

•	Launched New Zealand Dollar (NZD) receiving account so Payoneer’s customers can get paid locally from their clients and marketplaces
•	$15 million of share repurchases
•	$5.4 billion of customer funds as of September 30, 2023, up 7% year-over-year

2023 Guidance

2023 guidance is as follows:

Revenue	$820 million - $830 million
Transaction costs	~14.5% of revenue
Adjusted EBITDA (1)	$195 million to $205 million

(1)

Guidance for fiscal year, where adjusted, is provided on a non-GAAP basis, which Payoneer will continue to identify as it reports its future financial results. The Company cannot reconcile its expected adjusted EBITDA to expected net income under “2023 Guidance” without unreasonable effort because certain items that impact net income and other reconciling metrics are out of the Company's control and/or cannot be reasonably predicted at this time, which unavailable information could have a significant impact on the Company’s GAAP financial results. Please refer to “Financial Information; Non-GAAP Financial Measures” below for a description of the calculation of adjusted EBITDA.

Webcast

Payoneer will host a live webcast of its earnings on a conference call with the investment community beginning at 8:30 a.m. ET today, November 8, 2023. To access the webcast, go to the investor relations section of the Company’s website at https://investor.payoneer.com. A replay will be available on the investor relations website following the call.

About Payoneer

Payoneer is the financial technology company empowering the world’s small and medium-sized businesses to transact, do business and grow globally. Payoneer was founded in 2005 with the belief that talent is equally distributed, but opportunity is not. It is our mission to enable anyone anywhere to participate and succeed in the global digital economy. Since our founding, we have built a global financial platform that has already made it easier for millions of SMBs, particularly in emerging markets, to pay and get paid, manage their funds, and grow their business.

Forward-Looking Statements

This press release includes, and oral statements made from time to time by representatives of Payoneer, may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Payoneer’s future financial or operating performance. For example, projections of future revenue, transaction cost and adjusted EBITDA are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “plan,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Payoneer and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) changes in applicable laws or regulations; (2) the possibility that Payoneer may be adversely affected by geopolitical events and conflicts, such as the current conflict between Israel and Hamas, and other economic, business and/or competitive factors; (3) Payoneer’s estimates of its financial performance; (4) the outcome of any known and/or unknown legal or regulatory proceedings; and (5) other risks and uncertainties set forth in Payoneer’s Annual Report on Form 10-K for the period ended December 31, 2022 and future reports that Payoneer may file with the SEC from time to time. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Payoneer does not undertake any duty to update these forward-looking statements.

Financial Information; Non-GAAP Financial Measures

Some of the financial information and data contained in this press release, such as adjusted EBITDA, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). Payoneer uses these non-GAAP measures to compare Payoneer’s performance to that of prior periods for budgeting and planning purposes. Payoneer believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Payoneer’s results of operations. Payoneer's method of determining these non-GAAP measures may be different from other companies' methods and, therefore, may not be comparable to those used by other companies and Payoneer does not recommend the sole use of these non-GAAP measures to assess its financial performance. Payoneer management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Payoneer’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review Payoneer’s financial statements, which are included in Payoneer’s Annual Report on Form 10-K for the year ended December 31, 2022 and its subsequent Quarterly Reports on Form 10-Q, and not rely on any single financial measure to evaluate Payoneer’s business.

Non-GAAP measures include the following item:

Adjusted EBITDA: We provide adjusted EBITDA, a non-GAAP financial measure that represents our net income (loss) adjusted to exclude: M&A related expense (income), stock-based compensation expenses, restructuring expenses, share in losses (gain) of associated company, gain from change in fair value of warrants, other financial expense (income), net, taxes on income, and depreciation and amortization.

Other companies may calculate the above measure differently, and therefore Payoneer’s measures may not be directly comparable to similarly titled measures of other companies.

Investor Contact:

Michelle Wang

investor@payoneer.com

Media Contact:

Alison Dahlman

PR@payoneer.com

TABLE - 1

PAYONEER GLOBAL INC.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (UNAUDITED)

(U.S. dollars in thousands, except share and per share data)

	September 30,
	2023	2022

Revenues	$208,035	$158,917

Transaction costs (Exclusive of depreciation and amortization shown separately below and inclusive of $437 and $384 in interest expense and fees associated with related party transactions during the three months ended September 30, 2023 and 2022, respectively)	30,393	27,986
Other operating expenses (Exclusive of depreciation and amortization shown separately below)	40,301	37,744
Research and development expenses	26,950	29,617
Sales and marketing expenses	48,664	41,081
General and administrative expenses	25,112	21,693
Depreciation and amortization	7,116	5,899
Total operating expenses	178,536	164,020

Operating income (loss)	29,499	(5,103)

Financial income (expense):
Loss from change in fair value of Warrants	(7,799)	(15,095)
Other financial income (expense), net	1,137	(3,617)
Financial expense, net	(6,662)	(18,712)

Income (loss) before taxes on income and share in losses of associated company	22,837	(23,815)

Taxes on income	10,012	2,635

Share in losses of associated company	—	(2)

Net income (loss)	$12,825	$(26,452)

Other comprehensive loss, net of tax
Foreign currency translation adjustments	—	(1,658)
Other comprehensive loss, net of tax	—	(1,658)

Comprehensive income (loss)	$12,825	$(28,110)

Per Share Data
Net income (loss) per share attributable to common stockholders — Basic earnings (loss) per share	$0.04	$(0.08)
— Diluted earnings (loss) per share	$0.03	$(0.08)

Weighted average common shares outstanding — Basic	357,429,113	349,740,787
Weighted average common shares outstanding — Diluted	381,845,099	349,740,787

Disaggregation of revenue

The following table presents revenue recognized from contracts with customers as well as revenue from other sources, which consists of interest income:

	Three months ended
	September 30,
	2023	2022
Revenue recognized at a point in time	$144,665	$134,394
Revenue recognized over time	2,954	9,477
Revenue from contracts with customers	147,619	143,871
Revenue from other sources	60,416	15,046
Total revenues	$208,035	$158,917

The following table presents our revenue disaggregated by primary regional market, with revenues being attributed to the country (in the region) in which the billing address of the transacting customer is located, with the exception of global bank transfer revenues, where revenues are disaggregated based on the billing address of the transaction funds source.

	Three months ended
	September 30,
	2023	2022
Primary regional markets
Greater China[1]	$72,513	$50,162
Europe[2]	42,378	33,019
Asia-Pacific[2]	29,145	21,570
North America[3]	22,358	21,843
South Asia, Middle East and North Africa[2]	22,181	17,809
Latin America[2]	19,460	14,514
Total revenues	$208,035	$158,917

1. Greater China is inclusive of mainland China, Hong Kong, Macao and Taiwan

2. No single country included in any of these regions generated more than 10% of total revenue

3. The United States is our country of domicile. Of North America revenues, the US represents $21,348 and $20,675 during the three months ended September 30, 2023 and 2022, respectively.

TABLE - 2

PAYONEER GLOBAL INC.

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA (UNAUDITED)

(U.S. dollars in thousands)

	Three months ended
	September 30,
	2023	2022
Net income (loss)	$12,825	$(26,452)
Depreciation and amortization	7,116	5,899
Taxes on income	10,012	2,635
Other financial (income) expense, net	(1,137)	3,617
EBITDA	28,816	(14,301)
Stock based compensation expenses[1]	15,330	13,525
Share in loss of associated company	—	2
M&A related expense (income)[2]	1,745	(1,588)
Loss from change in fair value of Warrants[3]	7,799	15,095
Restructuring charges[4]	4,488	—
Adjusted EBITDA	$58,178	$12,733

	Three months ended,
	Sept. 30, 2022	Dec. 31, 2022	Mar. 31, 2023	Jun. 30, 2023	Sept. 30, 2023

Net income (loss)	$(26,452)	$(10,151)	$7,938	$45,549	$12,825
Depreciation & amortization	5,899	5,333	6,039	5,909	7,116
Taxes on income	2,635	7,610	9,172	5,747	10,012
Other financial (income) expense, net	3,617	(1,005)	(2,350)	(4,318)	(1,137)
EBITDA	(14,301)	1,787	20,799	52,887	28,816
Stock based compensation expenses[1]	13,525	13,827	16,927	16,173	15,330
Share in losses of associated company	2	13	—	—	—
M&A related expense (income)[2]	(1,588)	—	774	498	1,745
Loss (gain) from change in fair value of Warrants[3]	15,095	(5,031)	252	(13,586)	7,799
Restructuring charges[4]	—	—	—	—	4,488
Adjusted EBITDA	$12,733	$10,596	$38,752	$55,972	$58,178

(1)	Represents non-cash charges associated with stock-based compensation expense, which has been, and will continue to be for the foreseeable future, a significant recurring expense in our business and an important part of our compensation strategy.
(2)	Amounts for the periods in 2023 relate to M&A-related third-party fees, including related legal, consulting and other expenditures. Amounts for the three months ended September 30, 2022 relate to a non-recurring fair value adjustment of a liability related to our 2020 acquisition of optile.
(3)	Changes in the estimated fair value of the warrants are recognized as gain or loss on the condensed consolidated statements of comprehensive income (loss). The impact is removed from EBITDA as it represents market conditions that are not in our control.
(4)	The Company initiated a plan to reduce its workforce during the three months ending September 30, 2023 and had non-recurring costs related to severance and other employee termination benefits. Please refer to Note 10 of the Company’s third quarter 10-Q filing for additional information.

TABLE - 3

PAYONEER GLOBAL INC.

EARNINGS (LOSS) PER SHARE (UNAUDITED)

(U.S. dollars in thousands, except share and per share data)

	Three months ended September 30,
	2023	2022
Numerator:
Net income (loss)	$12,825	$(26,452)
Denominator:
Weighted average common shares outstanding —
Basic	357,429,113	349,740,787
Add:
Dilutive impact of RSUs and options to purchase common stock	23,678,424	-
Dilutive impact of private warrants	737,562	-
Weighted average common shares – diluted	381,845,099	349,740,787
Net income (loss) per share attributable to common stockholders — Basic earnings (loss) per share	$0.04	$(0.08)
Diluted earnings (loss) per share	$0.03	$(0.08)

TABLE - 4

PAYONEER GLOBAL INC.

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(U.S. dollars in thousands, except share and per share data)

	September 30,	December 31,
	2023	2022

Assets:
Current assets:
Cash and cash equivalents	$590,565	$543,299
Restricted cash	2,872	2,882
Customer funds	5,370,466	5,838,612
Accounts receivable (net of allowance of $618 at September 30, 2023 and $246 at December 31, 2022)	5,970	12,878
Capital advance receivables (net of allowance of $4,910 at September 30, 2023 and $5,311 at December 31, 2022)	49,156	37,155
Other current assets	42,253	36,278
Total current assets	6,061,282	6,471,104
Non-current assets:
Property, equipment and software, net	13,733	14,392
Goodwill	19,889	19,889
Intangible assets, net	70,872	45,444
Restricted cash	6,518	4,848
Deferred taxes	16,193	4,169
Investment in associated company	—	6,429
Severance pay fund	944	1,095
Operating lease right-of-use assets	12,396	15,260
Other assets	15,931	12,021
Total assets	$6,217,758	$6,594,651
Liabilities and shareholders’ equity:
Current liabilities:
Trade payables	$35,587	$41,566
Outstanding operating balances	5,370,466	5,838,612
Other payables	104,759	97,334
Total current liabilities	5,510,812	5,977,512
Non-current liabilities:
Long-term debt from related party	15,801	16,138
Warrant liability	20,379	25,914
Other long-term liabilities	32,800	29,831
Total liabilities	5,579,792	6,049,395
Commitments and contingencies

Shareholders’ equity:
Preferred stock, $0.01 par value, 380,000,000 shares authorized; no shares were issued and outstanding at September 30, 2023 and December 31, 2022.	—	—
Common stock, $0.01 par value, 3,800,000,000 and 3,800,000,000 shares authorized; 365,953,562 and 352,842,025 shares issued and 359,014,445 and 352,842,025 shares outstanding at September 30, 2023 and December 31, 2022, respectively.	3,659	3,528
Treasury stock at cost, 6,939,117 and 0 shares as of September 30, 2023 and December 30, 2022, respectively	(34,759)
Additional paid-in capital	711,459	650,433
Accumulated other comprehensive income (loss)	(176)	(176)
Accumulated deficit	(42,217)	(108,529)
Total shareholders’ equity	637,966	545,256
Total liabilities and shareholders’ equity	$6,217,758	$6,594,651

TABLE - 5

PAYONEER GLOBAL INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(U.S. dollars in thousands)

	Nine months ended
	September 30,
	2023	2022
Cash Flows from Operating Activities
Net income (loss)	$66,312	$(1,819)
Adjustment to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	19,064	15,525
Deferred taxes	(12,024)	820
Stock-based compensation expenses	48,429	39,132
Share in gains of associated company	—	(11)
Gain from change in fair value of Warrants	(5,535)	(28,932)
Foreign currency re-measurement loss	761	3,015
Changes in operating assets and liabilities:
Other current assets	(5,891)	(10,825)
Trade payables	(6,948)	8,753
Deferred revenue	1,206	(30)
Accounts receivable, net	6,908	(7,024)
Capital advance extended to customers	(207,075)	(145,424)
Capital advance collected from customers	195,074	163,266
Other payables	(880)	7,047
Other long-term liabilities	(1,429)	(7,250)
Operating lease right-of-use assets	7,262	7,862
Other assets	(3,906)	221
Net cash provided by operating activities	101,328	44,326

Cash Flows from Investing Activities
Purchase of property, equipment and software	(4,336)	(7,132)
Capitalization of internal use software	(25,322)	(10,209)
Related party asset acquisition	(3,600)	—
Severance pay fund distributions, net	151	504
Customer funds in transit, net	(20,600)	2,895
Net cash inflow from acquisition of remaining interest in joint venture	5,953	—
Net cash used in investing activities	(47,754)	(13,942)

Cash Flows from Financing Activities
Proceeds from issuance of common stock in connection with stock based compensation plan, net of taxes paid related to settlement of equity awards	10,159	15,283
Outstanding operating balances, net	(468,146)	638,370
Borrowings under related party facility	19,309	22,464
Repayments under related party facility	(19,646)	(20,382)
Common stock repurchased	(34,408)	—
Net cash provided by (used in) financing activities	(492,732)	655,735

Effect of exchange rate changes on cash and cash equivalents	(662)	(3,369)

Net change in cash, cash equivalents, restricted cash and customer funds	(439,820)	682,750
Cash, cash equivalents, restricted cash and customer funds at beginning of period	6,386,720	4,838,433
Cash, cash equivalents, restricted cash and customer funds at end of period	$5,946,900	$5,521,183
Supplemental information of investing and financing activities not involving cash flows:
Property, equipment, and software acquired but not paid	$1,078	$338
Internal use software capitalized but not paid	$12,119	$2,276
Common stock repurchased but not paid	$350	$—
Right of use assets obtained in exchange for new operating lease liabilities	$4,398	$13,415